UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2010 (July 26, 2010)

Gilead Sciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Lakeside Drive Foster City, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 574-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 26, 2010, Gilead Sciences, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $1.1 billion aggregate principal amount of its 1.00% Convertible Senior Notes due 2014 (the “2014 Notes”) and $1.1 billion aggregate principal amount of its 1.625% Convertible Senior Notes due 2016 (the “2016 Notes” and, together with the 2014 Notes, the “Notes”) to J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Leerink Swann LLC (collectively, the “Initial Purchasers”). The Purchase Agreement also gave the Initial Purchasers a 13-day option to purchase up to an additional $150 million aggregate principal amount of the 2014 Notes and up to an additional $150 million aggregate principal amount of the 2016 Notes. No portion of the aforementioned option has been exercised to date. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, are expected to be approximately $2.166 billion.

The closing of the sale of the Notes occurred on July 30, 2010. The Notes and the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The 2014 Notes are governed by an indenture, dated as of July 30, 2010 (the “2014 Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the 2014 Indenture is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the descriptions of the 2014 Indenture and the 2014 Notes in this report are summaries and are qualified in their entirety by the terms of the 2014 Indenture and 2014 Notes, respectively. The 2016 Notes are governed by an indenture, dated as of July 30, 2010 (the “2016 Indenture” and, together with the 2014 Indenture, the “Indentures”), between the Company and the Trustee. A copy of the 2016 Indenture is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the descriptions of the 2016 Indenture and the 2016 Notes in this report are summaries and are qualified in their entirety by the terms of the 2016 Indenture and the 2016 Notes, respectively.

The 2014 Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 22.1845 shares of Common Stock per $1,000 principal amount of 2014 Notes (which is equal to an initial conversion price of approximately $45.08 per share) and the 2016 Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 22.0214 shares of Common Stock per $1,000 principal amount of 2016 Notes (which is equal to an initial conversion price of approximately $45.41 per share), in each case subject to adjustment, only under the following circumstances: (1) during any calendar quarter beginning after September 30, 2010 (and only during such calendar quarter), if the closing price of the Common Stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is more than 130% of the applicable conversion price per share, which is $1,000 divided by the then applicable conversion rate; (2) if specified distributions to holders of the Common Stock are made or specified corporate transactions occur, in each case as set forth in the Indentures; and (3) during the last month prior to maturity of the applicable Notes. Upon conversion, a holder will receive an amount in cash and, at the Company’s option as described in the Indentures, shares of Common Stock.

The 2014 Notes will bear interest at a rate of 1.00% per year and the 2016 Notes will bear interest at a rate of 1.625% per year, in each case payable semiannually in arrears in cash on May 1 and November 1 of each year, beginning on November 1, 2010. The 2014 Notes and the 2016 Notes will mature on April 1, 2014 and April 1, 2016, respectively.

The holders of the Notes who convert their Notes in connection with a change in control, as defined in the applicable Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, including indebtedness under the Company’s senior credit facility and the Company’s existing convertible notes, senior in right of payment to all of the Company’s existing and future subordinated indebtedness and effectively subordinated in right of payment to all of its subsidiaries’ obligations (including secured and unsecured obligations) and effectively subordinated in right of payment to its secured obligations to the extent of the assets securing such obligation.

In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to its Common Stock (the “Purchased Call Options”) with JPMorgan Chase Bank, National Association, London Branch and Goldman, Sachs & Co. (the “Dealers”). The Purchased Call Options cover, subject to customary anti-dilution adjustments, approximately 48.6 million shares of Common Stock at strike prices which correspond to the initial conversion prices of the Notes. The Company paid an aggregate amount of approximately $311.8 million of the proceeds from the sale of the Notes for the Purchased Call Options.

The Company also entered into separate warrant transactions whereby the Company has sold to the Dealers warrants to acquire, subject to customary anti-dilution adjustments, approximately 48.6 million shares of Common Stock (the “Sold Warrants”). Sold Warrants covering approximately 24.4 million shares of Common Stock will be exercisable and expire beginning in August 2014 and have an initial strike price of $56.7630 (subject to adjustment), which exceeds the last reported sale price of our common stock on The NASDAQ Global Select Market on July 26, 2010 by 70%. Sold Warrants covering approximately 24.2 million shares of Common Stock will be exercisable and expire in August 2016 and have a strike price of $60.1020 (subject to adjustment, which exceeds the last reported sale price of our common stock on The NASDAQ Global Select Market on July 26, 2010 by 80%). The Company received aggregate proceeds of approximately $132.5 million from the sale of the Sold Warrants.

The Purchased Call Options are generally expected to reduce the potential dilution with respect to the Common Stock upon the conversion of the Notes in the event that the value per share of the Common Stock, as measured under the relevant Purchased Call Options, is greater than the strike price of the relevant Purchased Call Options, which initially corresponds to the initial conversion price of the related Notes and is subject to adjustments similar to those applicable to the conversion price of the related Notes. Separately, to the extent that the market value per share of the Common Stock, as measured under the terms of the relevant Sold Warrants, exceeds the strike price of such Sold Warrants, the relevant Sold Warrants could have a dilutive effect.

We will not be required to make any cash payments to the Dealers upon the exercise of the Purchased Call Options, but we will be entitled to receive from the option counterparties shares of Common Stock and/or, at our election to the extent we have made a corresponding election of a cash percentage with respect to the Notes, amounts of cash generally based on the amount by which the value per share of the Common Stock, as measured under the terms of the relevant Purchased Call Options, is greater than the strike price of such Purchased Call Options (which is initially equal to the initial conversion price of the related Notes) during the relevant valuation period under such Purchased Call Options. Additionally, if the value per share of the Common Stock, as measured under the terms of the relevant Sold Warrants, exceeds the strike price of such Sold Warrants, we will owe the Dealers shares of Common Stock or, subject to certain conditions, settle with the Dealers in cash or a combination of cash and net shares, at our election, with the value of such shares of Common Stock, cash or combination of cash and net shares equal to such excess, as measured over the applicable valuation period.

The Sold Warrants and the underlying Common Stock issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 30, 2010, the Company issued $1.1 billion aggregate principal amount of the 2014 Notes and $1.1 billion aggregate principal amount of the 2016 Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

The 2014 Notes will bear interest at a rate of 1.00% per year and the 2016 Notes will bear interest at a rate of 1.625% per year, in each case payable semiannually in arrears in cash on May 1 and November 1 of each year, beginning on November 1, 2010. The 2014 Notes and the 2016 Notes will mature on May 1, 2014 and May 1, 2016, respectively. The holders of the Notes who convert their Notes in connection with a change in control, as defined in the applicable Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On July 26, 2006, the Company agreed to sell up to $1.1 billion aggregate principal amount of the 2014 Notes and $1.1 billion aggregate principal amount of the 2016 Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $2.166 billion. The Initial Purchasers received an aggregate commission of $33 million in connection with the offering of the Notes.

The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

On July 26, 2010, pursuant to the Sold Warrants, the Company agreed to sell warrants to acquire, subject to customary antidilution adjustments, approximately 48.6 million shares of Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Sold Warrants covering approximately 24.4 million shares of Common Stock will be exercisable and expire in August 2014 and have a strike price of $56.7630. Sold Warrants covering approximately 24.2 million shares of Common Stock will be exercisable and expire in August 2016 and have a strike price of $60.1020. The Company received aggregate proceeds of approximately $132.5 million from the sale of the Sold Warrants.

Additional information pertaining to the Notes and the Sold Warrants is contained in Item 1.01 and is incorporated herein by reference.

Neither the Sold Warrants nor the underlying Common Stock issuable upon conversion of the Sold Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture related to the Convertible Senior Notes, due 2014, dated as of July 30, 2010, between Gilead Sciences, Inc. and Wells Fargo Bank, National Association, as trustee (including form of 1.00% Convertible Senior Note due 2014)

4.2	Indenture related to the Convertible Senior Notes, due 2016, dated as of July 30, 2010, between Gilead Sciences, Inc. and Wells Fargo Bank, National Association, as trustee (including form of 1.625% Convertible Senior Note due 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

By:	/S/ ROBIN L. WASHINGTON
Name:	Robin L. Washington
Title:	Senior Vice President and Chief Financial Officer

Dated: July 30, 2010

Exhibit Index

Exhibit No.	Description

4.1	Indenture related to the Convertible Senior Notes, due 2014, dated as of July 30, 2010, between Gilead Sciences, Inc. and Wells Fargo Bank, National Association, as trustee (including form of 1.00% Convertible Senior Note due 2014)

4.2	Indenture related to the Convertible Senior Notes, due 2016, dated as of July 30, 2010, between Gilead Sciences, Inc. and Wells Fargo Bank, National Association, as trustee (including form of 1.625% Convertible Senior Note due 2016)